Investment Manager
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Advisers
   For American Leading Companies Trust:
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

   For Balanced Trust:
   Bartlett & Co.
   Cincinnati, OH

   For Financial Services Fund:
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

   For U.S. Small-Cap Value Trust:
   Brandywine Asset Management,Inc.
   Wilmington, DE

Investment Sub-Adviser for Financial Services Fund
   Gray, Seifert &Co., Inc.
   New York, NY

Board of Directors
   John F. Curley, Jr., Chairman
   Edward A. Taber, III, President
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Auditors
   Ernst & Young LLP
   Philadelphia, PA

   This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated
                    ---------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 . 539 . 0000

LMF-013
8/00


                                Quarterly Report
                                 June 30, 2000


                                  Legg Mason
                                  Investors
                                  Trust, Inc.


                                American Leading
                                Companies Trust

                                 Balanced Trust

                                 U.S. Small-Cap
                                  Value Trust

                               Financial Services
                                      Fund




                               Primary Class and
                                    Class A


                                [LM FUNDS LOGO]
                           The Art of Investing(SM)

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the Primary Class of the American Leading Companies Trust, the Balanced Trust and the U.S. Small-Capitalization Value Trust, and for the Primary Class and Class A of the Financial Services Fund.

  The following table summarizes key statistics for the Primary Class of shares of each Fund, as of June 30, 2000:

                                                            3-Month            12-Month
                                                        Total Return/1/    Total Return/1/
                                                        ---------------    ---------------
 American Leading Companies Trust                            -.57%            -10.31%
 Balanced Trust                                              -.21%             +1.09%
 U.S. Small-Capitalization Value Trust                      -2.68%            -20.50%
 Financial Services Fund
  Primary Class                                              +.54%            -11.51%
  Class A (including front-end sales charge)                -4.00%            -15.00%
  Class A (excluding front-end sales charge)                 +.75%            -10.78%

 S&P 500 Stock Composite Index                              -2.66%             +7.24%
 Lipper Large-Cap Value Index                               -2.13%             -2.38%
 Lehman Brothers Intermediate Government/
  Corporate Bond Index                                      +1.69%             +4.23%
 Lipper Balanced Fund Index/2/                              -1.20%             +4.43%
 Russell 2000 Index                                         -3.78%            +14.32%
 Lipper Financial Services Fund Index                       -1.73%            -11.08%

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.


                                  Sincerely,


                                  /s/ Edward A. Taber, III
                                  ------------------------
                                  Edward A. Taber, III
                                  President


July 24, 2000

----------------
/1/Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
/2/The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.

Portfolio Managers' Comments
American Leading Companies Trust

Market Commentary

  The stock market's extraordinary volatility, which we discussed in our first quarter shareholder's letter, continued in the second quarter of 2000. The technology-dominated NASDAQ Composite started the year at 4,069, was up as much as 24% to 5,049 by March 10th, then fell 37% to 3,165 on May 23rd, before recovering to finish the first half at 3,966, down 2.5%. The Dow Industrials and S&P 500 Index were not as volatile as the NASDAQ, but still covered a lot of ground. The Dow was up as much as 2% on January 14th, down as much as 14.6% by March 7th, before rallying a bit to finish down 8.4% for the first half. The S&P 500 fluctuated between a low of 1,333 (-9.1%) on February 25th and a high of 1,527 (+4.3%) on March 24th, before closing at 1,455, down 1% (before dividends) for the six months. We think it is notable that after considerable gyration all three major indexes posted negative returns during the period.

  The market's leadership rotated sharply in the second quarter -- away from technology and toward health care and consumer staples. Within the S&P 500 industry groups, medical supplies, pharmaceuticals, beverages, tobacco, and food all outperformed by a wide margin, while telecom equipment, software and networking all trailed badly. One explanation for this sea change in relative performance is a heightened sense of uncertainty about the macro economic environment. Questions abounded. When would economic growth slow? How much of an earnings slowdown would we see? When and at what level would interest rates peak? Given the uncertainty, many investors apparently decided that a more defensive posture was appropriate.

  The problem for the equity markets in general has been rising interest rates. For the past year the Federal Reserve has been tightening monetary policy in an effort to slow the growth of aggregate demand. The latest data suggest that rising rates are beginning to bite. Housing activity has slowed, as have car sales. Overall retail spending has decelerated sharply in the last three months. After an extraordinary surge in retail sales in the first quarter, sales grew at a modest 1.4% in the June quarter. The slowdown in consumer spending should take real GDP growth in the second quarter down to about 3.6% from the robust 5.5% posted in the first quarter. That 3.6% rate is right in the 3.5% to 4.0% range that Fed officials now seem to believe is sustainable for the economy.

  With economic growth slowing, there is less pressure on the Fed to continue raising short-term interest rates. This conclusion is reinforced by the latest data on producer prices. Outside of the energy sector, there appears to be little inflation pressure building. The core producer price index (PPI) fell 0.1% in June and is up at an annual rate of only 1.0% in the first half of this year. Wage pressures are being largely offset by continued strong productivity growth. With consumer spending slowing and underlying inflation apparently reasonably well contained, we believe the Federal Reserve was fully justified in not raising rates further at its late June meeting. Another 25 basis point/1/ hike in the Fed Funds rate is possible, but unlikely in our opinion, at the Fed's August meeting. Following the August meeting, we believe the Fed will put monetary policy on hold until after the Presidential election.

  With monetary policy likely on hold, the key risk for the market becomes earnings, or more precisely, the possibility of a widespread earnings slowdown. Overall corporate earnings growth up to now

----------

/1/100 basis points = 1%.

has been good, though recently not as good as it appears, if one factors out the huge positive swing in the earnings of energy companies. S&P 500 operating earnings are expected to be up about 12% year-over-year in the second quarter of 2000, but only 7% if energy and commodities are excluded. While still respectable, these growth rates represent a slowdown from the nearly 20% earnings growth recorded last year and in the first quarter of 2000. Importantly, second quarter earnings growth also represents a disappointment from prior expectations. As most investors are painfully aware, companies that fail to meet earnings expectations regularly see their stocks drop 20% or 30% or even 40% on the news. With an economic slowdown in prospect, the risk of future disappointments is rising.

Investment Results

  Results for the American Leading Companies Trust for the three-month, six-month, one-year, three-year and five-year periods ended June 30, 2000, are listed below, along with those of some representative benchmarks:

                                     Three     Six        One      Three     Five
                                    Months    Months      Year     Years     Years
                                    ------------------------------------------------
  American Leading Companies         -0.57%    -2.86%   -10.31%   +30.11%   +115.35%
  S&P 500 Composite Index            -2.66%    -0.42%    +7.24%   +71.35%   +190.84%
  Lipper Large-Cap Value Index       -2.13%    -1.99%    -2.38%   +40.73%   +125.80%
  Dow Jones Industrial Average       -3.98%    -8.44%    -3.27%   +43.06%   +152.16%

  The Fund had a respectable quarter, bettering the S&P 500, the Lipper Large-Cap Value Funds Index and the Dow Industrials for the three months. For the calendar year to date, the Fund bested the Dow Industrials, but trailed the S&P 500 and its peer group index. One-year, three-year and five-year comparisons show the Fund lagging market benchmarks and its peer group. Shareholders should note that during the quarter, Lipper moved the Fund from its Large-Cap Core Fund classification to its Large-Cap Value Fund group. While the Fund currently has a bit more of a "value" tilt than normal, this will not necessarily always be the case. On a longer-term basis, we believe the Large-Cap Core classification is more appropriate, but since we have no control over Lipper's fund classification scheme, we have adopted Lipper's new designation and peer group here to avoid confusion.

  As noted above, health care was among the best performing sectors in the second quarter, and the Fund's overweighted position in that area was the principal reason that the Fund outperformed its benchmark in the quarter. Technology and telecommunications stocks were generally weak during the quarter, as were the retailers. Strong performers in the portfolio during the second quarter included: Foundation Health Systems, Inc., Avon Products Inc., Johnson & Johnson, UnitedHealth Group Incorporated, Waste Management Inc., Schering Plough Corp., Starwood Hotels & Resorts, Mellon Financial Corporation, Merck & Co. Inc. and Hewlett Packard Company. Portfolio laggards included: Tommy Hilfiger Corp., Amazon.com Inc., AT&T Corp., Unisys Corp., General Motors Corp., Microsoft Corporation, Bank One Corp., America Online Inc., Chase Manhattan Corp., and Bank of America Corporation.

Outlook

  In our judgment, the weight of available evidence suggests that economic growth is slowing and will slow further in the second half of 2000. At this point, we see no evidence that the slowdown will turn into a recession. We believe that the Fed also thinks that economic growth is slowing and has put monetary policy on hold for the time being.

  If, as we expect, no further interest rate increases are in prospect in the near future, that would be a positive for the equity market, particularly those sectors, such as financials, which are interest rate sensitive. As a possible offset to the more favorable interest rate environment that we envision, we also see the increasing risk of a generalized slowdown in corporate profits. Such a slowdown is already discounted in many sectors of the market and thus does not represent as great a risk. We see the risk of disappointment as being highest where valuations are at extreme levels and where expectations are unrealistically high.

  As always, the question for investors remains: where are the best values in the market? Five years ago, growth was undervalued and technology was particularly undervalued. After years of spectacular outperformance, we think that technology in general is at best fairly valued and that many (but not all) of the largest, most visible technology names are greatly overpriced.

  In contrast, outside of the technology arena, many stocks appear undervalued, with the median price-earnings ratio of the 1,700 stocks in the Value Line index at only 13.3x earnings. The reappearance of dormant former corporate raiders such as Carl Icahn and the formation of numerous buyout funds testify to the opportunities presented by modest valuations in many "old economy" companies.

  In closing, we believe that the blow-off and subsequent decline that occurred in technology and internet stocks in March is a healthy development which has led to a far less "one dimensional" market than existed last year and in the first two months of this year. We believe that valuation has begun to matter again in stock selection, and that bodes well for our style of investment.

  As ever, we welcome your comments or questions.

                                                David E. Nelson, CFA


July 26, 2000
DJIA 10699.97

Portfolio Managers' Comments
Balanced Trust

Equity

  Like a favorite roller coaster, the stock market provided equal doses of exhilaration and horror during the first half of 2000, before ending roughly where it started the year. For "dot.com" enthusiasts, exhilaration came first and horror later, while for value-oriented investors the sequence was reversed. The equity segment of the Balanced Trust outpaced the S&P 500 Index during the quarter, and closed the first half with a 3.7% gain compared to a slight loss for the index. This satisfying result is certainly in keeping with the historical resilience of value investing during difficult market periods.

  At mid-year some analysts are concerned about an apparent slowing of corporate profit growth. A number of industry leaders, including Amazon.com, Computer Associates, Costco Wholesale, Honeywell, and Wachovia recently disclosed disappointing profit forecasts. This has prompted a reassessment of previously optimistic growth assumptions, with market volatility rising significantly as different sectors "rotate" into or out of favor. Careful fundamental analysis is more crucial than ever, and we are diligently monitoring our companies.

  During the second quarter, we initiated one new equity position while opportunistically increasing or decreasing other holdings. Guidant is new to the fund. The company is a leader in cardiovascular devices and has a promising new product pipeline. Concerns about new competition in one of their product lines prompted a 35% swoon from the March high of $75, and we purchased stock in May and June at prices below $50.

  Disappointing earnings projections from AT&T and the cloud of uncertainty hanging over the WorldCom-Sprint merger approval caused a rout in the telecommunications sector. Judging this to be a nice buying opportunity, we added to our investments in Broadwing and WorldCom. We think both companies are poised to benefit from continued high growth of data revenues. Meanwhile, Home Depot and McDonald's traded lower on concerns about interest rates and exchange rates, and we added to our positions in these excellent consumer growth companies.

  Most of our cutbacks during the latest quarter were completed in order to raise funds for the aforementioned purchases. In a few cases, we cut back positions in order to control risk. We like to let our winners run but will selectively reduce as positions move to 5% or greater. We sold portions of the following investment positions during the last three months: Anheuser-Busch, Charter One Financial, Citigroup, Cintas, Disney, Fannie Mae, Martin Marietta Materials, and SYSCO.

  The stock market is fickle, and the short-term trend is bewilderingly random. In this age of day trading and escalating market volatility, our investment philosophy remains securely anchored to a simple yet enduring foundation: Common
                                                                          ------
stocks are not merely pieces of paper. They represent shared ownership of a
---------------------------------------------------------------------------
business. Though their value in the short run is totally unpredictable, in the
------------------------------------------------------------------------------
long haul prices will parallel business performance. Our companies are thriving.
----------------------------------------------------
Many are following solid earnings performance with healthy dividend increases, stock repurchases, and strategic acquisitions. This is creating long-term value for shareholders, and we're encouraged by it. While we own a diversified collection of excellent industry leaders, we will be opportunistic if market volatility allows us to upgrade into even better companies.

  During the three months ended June 30, 2000, the fixed income portion of the Fund sustained its outperformance versus its benchmark, the Lehman Intermediate Government/Corporate Index. For the quarter, rates along the yield curve remained virtually unchanged, even in the face of additional tightening by the Federal Reserve Board. The key to outperforming the index during the quarter was primarily based upon favorable sector and/or security allocation. Our continued overweight position in mortgage-backed securities and underweight position in longer-dated corporate bonds were the main factors contributing to the Fund's fixed income segment performance.

  In our March 31 portfolio manager's comments, we reiterated our view that inflation "would remain comparatively benign, and that economic growth, in and of itself, does not have any bearing on inflation." Further, we expressed the view that the current inverted yield curve was, in large measure, attributable to a Federal Reserve policy that was too tight relative to the market's view of inflation. Recently, as Alan Greenspan has put any future interest rate hikes on hold pending additional evidence on the strength of the economy, the market, as a whole, has adopted a more constructive tone and yields have headed toward the low end of the trading range that has persisted for some time. This movement, in turn, has led more investors to the so-called spread assets, specifically, corporate bonds, mortgage-backed securities and agency securities, leading to favorable performance in these sectors.

  With regard to portfolio allocation, during the quarter we sold the remainder of our inflation-indexed notes, which had performed admirably since we initiated this position. We also reduced the Fund's holding in Treasury STRIPS, which had also performed exceptionally well during their holding period. On the buy side, we increased our holding of Federal National Mortgage Association (Fannie Mae) debentures, as we believed that the market had over-discounted the political threats that may or may not arise over the next one-to-two years. In addition, we initiated a position in the convertible bonds of Waste Management and Hilton Hotels, which have final maturities of two and six years, respectively. We were able to acquire both these securities at yields to maturity that are comparable to their straight debt; thus, we are receiving a call on the common stock "for free." With the stock of both of these companies selling at the low end of their price ranges, we believe that these securities have considerable upside potential with minimum downside risk.

  Finally, we are beginning to increase our exposure to select corporate bonds, as in certain cases we believe that the widening of spreads has been overdone. We must emphasize, however, that we believe we are in the end stage of the current economic expansion and that many companies have their best earnings prospects behind them rather than ahead of them. This, coupled with the fact that we believe that concerns about event risk are well founded, leads us to avoid such industries as telecommunications and food, as well as the debt of those companies that could potentially be involved in restructuring, leveraged buyouts, and/or other takeovers -- all of which historically have not favored the bondholder.

  Looking forward, we remain optimistic about the fixed income markets, and, would not be surprised to see the Fed reverse its tightening course, particularly, if evidence of a slowing economy becomes more pervasive.

  As always, we appreciate your continued support.

James B. Hagerty, CFA                           Dale H. Rabiner, CFA
Peter A. Sorrentino,CFA                         Fixed Income Portfolio Manager
Equity Portfolio Managers

August 7, 2000
DJIA 10867.01

Portfolio Managers' Comments
U.S. Small-Capitalization Value Trust

  For the quarter, the Fund returned -2.7%, compared to a gain of +2.0% for the Russell 2000 Value and losses of -3.8% for the Russell 2000 and -2.7% for the S&P 500. Year to date, the Fund is down -8.8%, while the Russell 2000 Value has gained +5.9%, the Russell 2000 is up +3.0% (well below its high this year), and the S&P is down -0.4%.

  U.S. equity markets remained volatile in the second quarter as investors tried to anticipate both the U.S. economy's direction and the Federal Reserve Board's interest rate policy. In June, growing evidence accumulated that recent Fed hikes in short-term rates had begun to slow economic activity as retail sales, auto purchases and home buying all decelerated. Investors speculated on whether this nascent slowdown represented the start of a "soft landing," in which growth moderates to avoid igniting higher inflation, or the onset of a "hard landing," in which the economy slumps faster than the Fed intends, even into recession. By quarter end, the market consensus was that recent Fed action had caused the desired cooling of the economy without significantly impairing growth, and that the Fed would limit further rate increases.

  During the quarter, technology stocks again dominated U.S. equity market returns and remained the highest profile sector. Investors continued to pull back from the extended valuations in the sector following their dramatic rise in 1999 and early 2000. Disappointing news, particularly among Internet retailers, as well as concerns about the Microsoft anti-trust case's impact on the industry, led to sharp technology price declines, though these stocks did recoup some of their losses in June. Many of these stocks have no earnings and their strong performance in 1999 and early 2000 was based on speculation that the companies would benefit generously from the Internet's success. However, early experience indicates that the Internet is a highly competitive marketplace and most companies will have much greater difficulty generating attractive profits than originally anticipated. Small-cap value stocks, meanwhile, experienced much smaller performance swings in the quarter. These stocks and their very attractive valuations have been largely ignored as growth stocks moved sharply up and down.

  The Fund performed well when value led the market, which we identify as days in which the Russell 2000 Value Index return is ahead of the Russell 2000. On these days, the Fund beat the Russell 2000 Value Index by an average of 40 basis points/1/ per day. This relationship highlights the substantial return potential in the Fund's portfolio when value stocks show strength.

  The largest benefit to the Fund's relative performance was the technology sector's poor return for the quarter. Our very low exposure to the overvalued tech stocks helped performance as these stocks retreated during the quarter. Biotechs rallied strongly in June, despite their extended valuations, so our underweighting had a negative impact on relative performance. Our above-benchmark weighting in economically sensitive areas, such as retailing, home building and producer manufacturing, also


--------------
/1/100 basis points = 1%.

hurt returns as these sectors reacted negatively to the possibility of a slowing economy. Other positive sectors included finance, where the portfolio's smaller banks and insurance companies held up well despite higher interest rates, and utilities, which were hit harder by rising rates while the Fund held a below-benchmark weighting.

  On June 30, Russell conducted the annual rebalancing of its indices. Since the last rebalancing in June 1999, the strong tech and biotech stock returns had resulted in a Russell 2000 Value Index with some unusual sector weightings (for a value index), as well as a number of mid-cap holdings. With the current rebalancing, these unsuitable stocks were removed from the index and the portfolio characteristics have changed. The index's technology weight dropped by over half from 14.2% to 6.4%, and finance rose from 25.7% to 31.5%. The average cap dropped from $950 million to $770 million and the largest stock dropped from $5.9 billion to $2.4 billion. These adjustments should make the Russell 2000 Value Index more truly representative of small-cap value stocks.

  While small-cap growth stocks, particularly tech and biotech, have produced volatile returns over the last 18 months, small-cap value stocks have had more stable returns. This relative stability has caused value to lag when the growth stocks were strongest, such as in the second half of 1999 and again in June 2000. When growth stocks' prices contracted, value performed well, such as in the March through May period when the Russell 2000 fell -17.3%, the Russell 2000 Value was off -0.5%, and the Fund was up. Because the stocks we invest in are at valuation discounts cheaper than any time in the last 20 years, they can offer more than just defensive performance -- they can provide market-leading returns. These stocks have done so in the past following periods of weak performance. Two significant triggers exist for improved value performance. The first is the approaching end to Fed rate increases, signaling lower interest rates and lifting doubts about continued economic expansion. The second trigger would be continued disappointments from the Internet companies, such as more firm closings, further difficulties obtaining financing and additional employee reductions. Either of these two events should lead investors to expand their focus from solely growth to include the undervalued market segment. Significant increased interest in small-cap value stocks would generate strong performance, since these stocks can appreciate rapidly as new funds flow into the asset class.

  As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.

                                              Henry F. Otto
                                              Steven M. Tonkovich
                                              Managing Directors


August 7, 2000
DJIA 10867.01

Portfolio Managers' Comments
Financial Services Fund

  For the six months ended June 30, 2000, the Legg Mason Financial Services Fund returned -1.91% for Primary Class shares and -1.48% for Class A shares. By way of comparison with our benchmarks, the Lipper Financial Services Fund Index was down -1.54%, the S&P 500 was down -0.42%, and the S&P Financial Index was down -0.50% for the same period. Although this performance is not exciting, we are not upset as we continue to operate in a very difficult environment. The market sell-off in April allowed us to buy some larger-cap financial names at very attractive prices. We have been hurt by owning smaller-cap names and have attempted to rebalance the portfolio.

  We are more optimistic than we have been in a while. At the very least, the Federal Reserve has done its job and that, combined with higher fuel prices, ensures an economic slowdown. We are keeping our fingers crossed that there will be no recession. Once the seemingly endless interest rate increases stop, the biggest negative factor will be removed from the group and they can begin to trade on fundamentals again. The other technical negative surrounding financial stocks has been the outflow of money from all sectors of the market into technology. The NASDAQ's decline from 5,000 left the dot.com companies gasping for breath, and we saw some of this money flow into the more value-oriented sectors of the market. While we do not see a mass exodus out of the tech sector, we feel investor sentiment has changed, which should benefit financial stocks, as investors begin to diversify their holdings.

  We have made significant changes in the Fund over the past six months to give us a better representation in what we feel will be the stocks that benefit from the money coming out of the tech sector. We bought Citigroup, AXA Financial, Affiliated Managers Group, and Neuberger Berman, and sold Merrill Lynch, Lehman Brothers and Bank One. We also had four takeovers: ReliaStar, which was sold to the Dutch Insurer ING; Paine Webber, which went to UBS; and Ragen McKenzie and National Bancorp of Alaska, both of which were bought by Wells Fargo. We feel there will be more mergers over the balance of the year, especially among the asset management companies.

  Thank you for your patience; we are looking forward to a better second half.


                                            Amy LaGuardia, CFA
                                            Miles Seifert
                                            Co-Portfolio Managers

August 7, 2000
DJIA 10867.01

Performance Information
Legg Mason Investors Trust, Inc.

Total Returns for One Year, Five Years, and Life of Class, as of June 30, 2000

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  Each Fund offers two classes of shares:Primary Class and Navigator Class. Financial Services Fund also offers Class A shares. The Navigator Classes of American Leading Companies and Balanced Trust are not currently active. Information about Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

 The Funds' total returns as of June 30, 2000, were as follows:

                                                                                                       Financial Services Fund
                                                                                                 -----------------------------------
                                                                                                   Including            Excluding
                                  American Leading         Balanced          U.S. Small-Cap         Maximum              Maximum
                                   Companies Trust          Trust             Value Trust        Sales Charge/A/     Sales Charge/A/
------------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                           -10.31%              +1.09%              -20.50%                N/A              -11.51%
    Five Years                         +16.58%                N/A                  N/A                 N/A                 N/A
    Life of Class/B/                   +13.25%              +7.76%              -13.02%                N/A               -4.82%
  Class A:
    One Year                              N/A                 N/A                  N/A              -15.00%             -10.78%
    Life of Class/C/                      N/A                 N/A                  N/A               -6.90%              -4.06%

Cumulative Total Return
  Primary Class:
    One Year                           -10.31%              +1.09%              -20.50%                N/A              -11.51%
    Five Years                        +115.35%                N/A                  N/A                 N/A                 N/A
    Life of Class/B/                  +134.07%             +32.35%              -24.80%                N/A               -7.70%
  Class A:
    One Year                              N/A                 N/A                  N/A              -15.00%             -10.78%
    Life of Class/C/                      N/A                 N/A                  N/A              -10.95%              -6.50%
------------------------------------------------------------------------------------------------------------------------------------

/A/Class A shares are subject to a front-end sales charge which varies depending on the purchase amount. The maximum charge is 4.75% and it is reduced as the purchase amount increases. See the prospectus for additional information.
/B/Primary Class inception dates are:
    American Leading Companies Trust -- September 1, 1993
    Balanced Trust -- October 1, 1996
    U.S. Small-Cap Value Trust -- June 15, 1998
    Financial Services Fund -- November 16, 1998
/C/Financial Services Fund Class A inception date is November 16, 1998.

  American Leading Companies Trust

Selected Portfolio Performance*

  Strong performers for the 2nd quarter 2000                           Weak performers for the 2nd quarter 2000
  ---------------------------------------------                        ------------------------------------------
   1. Foundation Health Systems, Inc.    +62.5%                         1. Tommy Hilfiger Corporation      -48.3%
   2. Avon Products, Inc.                +53.1%                         2. Amazon.com, Inc.                -45.8%
   3. Johnson & Johnson                  +45.4%                         3. AT&T Corporation                -43.8%
   4. UnitedHealth Group Incorporated    +43.8%                         4. Unisys Corporation              -42.9%
   5. Waste Management Inc.              +38.8%                         5. General Motors Corporation      -29.9%
   6. Schering-Plough Corporation        +37.4%                         6. Microsoft Corporation           -24.7%
   7. Starwood Hotels & Resorts                                         7. Bank One Corporation            -22.7%
       Worldwide, Inc.                   +24.0%                         8. America Online, Inc.            -21.6%
   8. Mellon Financial Corporation       +23.5%                         9. The Chase Manhattan
   9. Merck & Co., Inc.                  +23.3%                             Corporation                    -20.8%
  10. Hewlett-Packard Company            +20.7%                        10. Bank of America Corporation     -18.0%

  * Securities held for the entire quarter.

Portfolio Changes

  Securities added during the 2nd quarter 2000                         Securities sold during the 2nd quarter 2000
  ---------------------------------------------                        ------------------------------------------
  The FINOVA Group Inc.                                                Berkshire Hathaway - Class A
                                                                       Equity Office Properties Trust
                                                                       Minnesota Mining and Manufacturing
                                                                        Company (3M)
                                                                       Sabre Holdings Corporation
                                                                       Sprint Corporation

  Balanced Trust

Selected Portfolio Performance*

  Strong performers for the 2nd quarter 2000                           Weak performers for the 2nd quarter 2000
  --------------------------------------------                         ---------------------------------------------
   1. Johnson & Johnson                +45.4%                           1. AT&T Corporation                    -43.8%
   2. Abbott Laboratories              +26.6%                           2. Broadwing Inc.                      -30.3%
   3. Mellon Financial Corporation     +23.5%                           3. Marshall & Ilsley Corporation       -28.1%
   4. Merck & Co., Inc.                +23.3%                           4. Microsoft Corporation               -24.7%
   5. Anheuser-Busch Companies, Inc.   +20.0%                           5. Time Warner, Inc.                   -24.0%
   6. SYSCO Corporation                +18.0%                           6. The Home Depot, Inc.                -22.6%
   7. Emerson Electric Co.             +14.2%                           7. Dover Corporation                   -15.3%
   8. Chateau Communities, Inc.        +10.8%                           8. Martin Marietta Materials, Inc.     -14.9%
   9. Charter One Financial, Inc.       +9.5%                           9. McDonald's Corporation              -12.3%
  10. Nortel Networks Corporation       +8.3%                          10. Dell Computer Corporation            -8.6%

  * Securities held for the entire quarter.


Portfolio Changes

  Securities added during the 2nd quarter 2000                         Securities sold during the 2nd quarter 2000
  --------------------------------------------                         ---------------------------------------------
  Fannie Mae, 7.125%, 2/15/05                                          Atlantic Richfield Company (ARCO)
  Guidant Corporation                                                  U.S. Treasury Inflation-Indexed
  Hilton Hotels Corp., 5.00%, 5/15/06                                   Security, 3.625%, 1/15/08
  Waste Management Inc., 4.00%, 2/1/02

  U.S. Small-Capitalization Value Trust(dagger)

Selected Portfolio Performance*

  Strong performers for the 2nd quarter 2000                           Weak performers for the 2nd quarter 2000
  ------------------------------------------------                     ------------------------------------------------
   1. ASI Solutions Incorporated          +109.38%                      1. Magellan Health Services, Inc.       -74.03%
   2. The Lamson & Sessions Co.           +105.88%                      2. USBANCORP, Inc.                      -68.33%
   3. The First Years Inc.                 +60.36%                      3. Comdial Corporation                  -66.19%
   4. Pediatrix Medical Group, Inc.        +60.34%                      4. Home Products International, Inc.    -65.17%
   5. FTI Consulting, Inc.                 +58.49%                      5. Travis Boats & Motors, Inc.          -58.49%
   6. Ladish Co., Inc.                     +56.00%                      6. Systemax, Inc.                       -57.53%
   7. Lakeland Industries, Inc.            +53.85%                      7. EZCORP, Inc.                         -55.56%
   8. Chromcraft Revington, Inc.           +52.46%                      8. ProMedCo Management Company          -55.13%
   9. Lennox International Inc.            +51.43%                      9. CKE Restaurants, Inc.                -52.94%
  10. Penn Engineering &                                               10. Personal Group of America, Inc.      -52.04%
       Manufacturing Corp. - Class A       +50.88%

  (dagger)Portfolio changes have not been reported for U.S. Small-Cap due to the heavy volume of trading during the quarter.

         *Securities held for the entire quarter.

  Financial Services Fund

Selected Portfolio Performance*

  Strong performers for the 2nd quarter 2000                           Weak performers for the 2nd quarter 2000
  ----------------------------------------------                       ---------------------------------------------
   1. Neuberger Berman Incorporated       +65.0%                        1. Hooper Holmes, Inc.                -53.4%
   2. Eli Lilly & Company                 +58.5%                        2. Synopsys Inc.                      -29.1%
   3. Johnson & Johnson                   +45.4%                        3. Marshall & Ilsley Corporation      -28.1%
   4. Jack Henry & Associates, Inc.       +35.9%                        4. Pacific Century Financial
   5. Cascade Bancorp                     +31.6%                            Corporation                       -28.0%
   6. Pfizer Inc.                         +31.3%                        5. The Home Depot, Inc.               -22.6%
   7. The Kroger Co.                      +25.6%                        6. Target Corporation                 -22.4%
   8. Walgreen Co.                        +25.0%                        7. SunTrust Banks, Inc.               -20.9%
   9. UnumProvident Corporation           +18.0%                        8. Wachovia Corporation               -19.7%
  10. StanCorp Financial Group, Inc.      +17.3%                        9. Bank of America Corporation        -18.0%
                                                                       10. BancWest Corporation               -16.8%

  *Securities held for the entire quarter.

Portfolio Changes

  Securities added during the 2nd quarter 2000                         Securities sold during the 2nd quarter 2000
  ----------------------------------------------                       -------------------------------------------
  Affiliated Managers Group, Inc.                                      Bank One Corporation
  CVB Financial Corp.                                                  Community First Bankshares, Inc.
  The BISYS Group, Inc.                                                Lehman Brothers Holdings Inc.
                                                                       MCI WorldCom, Inc.
                                                                       ReliaStar Financial Corp.
                                                                       SLM Holding Corporation

   Portfolio of Investments
   Legg Mason Investors Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

   American Leading Companies Trust

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.4%
   Capital Goods -- 3.9%

     Electrical Equipment -- 1.7%
     General Electric Company                                                         90   $  4,770
                                                                                           --------
     Waste Management -- 2.2%
     Waste Management Inc.                                                           330      6,270
                                                                                           --------
   Communications Services -- 8.2%

     Telecommunications (Long Distance) -- 3.8%
     AT&T Corporation                                                                150      4,744
     Qwest Communications International Inc.                                         120      5,962/A/
                                                                                           --------
                                                                                             10,706
                                                                                           --------
     Telephone -- 4.4%
     US WEST, Inc.                                                                    36      3,087
     WorldCom, Inc.                                                                  205      9,404/A/
                                                                                           --------
                                                                                             12,491
                                                                                           --------
   Consumer Cyclicals -- 10.7%

     Auto Parts and Equipment -- N.M.
     Visteon Corporation                                                               7         79/A/
                                                                                           --------
     Automobiles -- 1.6%
     Ford Motor Company                                                               50      2,150
     General Motors Corporation                                                       40      2,322
                                                                                           --------
                                                                                              4,472
                                                                                           --------
     Lodging/Hotels -- 2.1%
     Starwood Hotels & Resorts Worldwide, Inc.                                       185      6,024
                                                                                           --------
     Retail (General Merchandise) -- 1.4%
     Wal-Mart Stores, Inc.                                                            70      4,034
                                                                                           --------
     Retail (Home Shopping) -- 1.7%
     Amazon.com, Inc.                                                                130      4,721/A/
                                                                                           --------
     Retail (Specialty-Apparel) -- 2.0%
     The TJX Companies, Inc.                                                         300      5,625
                                                                                           --------
     Retail (Specialty) -- 1.4%
     Toys "R" Us, Inc.                                                               273      3,976/A/
                                                                                           --------
     Textiles (Apparel) -- 0.5%
     Tommy Hilfiger Corporation                                                      194      1,456/A/
                                                                                           --------

   Legg Mason Investors Trust, Inc.

   American Leading Companies Trust -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Consumer Staples -- 5.7%

     Distributors (Food and Health) -- 1.4%
     McKesson HBOC, Inc.                                                             190   $  3,978
                                                                                           --------
     Food -- 0.5%
     Sara Lee Corporation                                                             80      1,545
                                                                                           --------
     Household Products (Non-Durables) -- 1.0%
     Kimberly-Clark Corporation                                                       50      2,869
                                                                                           --------
     Personal Care -- 1.6%
     Avon Products, Inc.                                                             100      4,450
                                                                                           --------
     Retail (Food Chains) -- 1.2%
     Albertson's, Inc.                                                               100      3,325
                                                                                           --------
   Financials -- 28.9%

     Banks (International) -- 2.1%
     Lloyds TSB Group plc                                                            640      6,043
                                                                                           --------
     Banks (Major Regional) -- 3.4%
     Bank One Corporation                                                            256      6,800
     Mellon Financial Corporation                                                     78      2,842
                                                                                           --------
                                                                                              9,642
                                                                                           --------
     Banks (Money Center) -- 4.8%
     Bank of America Corporation                                                      99      4,257
     The Chase Manhattan Corporation                                                 200      9,189
                                                                                           --------
                                                                                             13,446
                                                                                           --------
     Financial (Diversified) -- 7.8%
     Citigroup Inc.                                                                  225     13,556
     Fannie Mae                                                                       90      4,697
     The FINOVA Group Inc.                                                           300      3,900
                                                                                           --------
                                                                                             22,153
                                                                                           --------
     Insurance (Life/Health) -- 0.7%
     Conseco, Inc.                                                                   210      2,048
                                                                                           --------
     Insurance (Property/Casualty) -- 6.8%
     Berkshire Hathaway Inc. - Class B                                                 6     10,560/A/
     MGIC Investment Corporation                                                     188      8,568
                                                                                           --------
                                                                                             19,128
                                                                                           --------

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Financials -- Continued

     Savings and Loan Companies -- 3.3%
     Washington Mutual, Inc.                                                         327   $  9,442
                                                                                           --------
   Health Care -- 16.6%

     Health Care (Diversified) -- 3.0%
     Bristol-Myers Squibb Company                                                     85      4,951
     Johnson & Johnson                                                                35      3,566
                                                                                           --------
                                                                                              8,517
                                                                                           --------
     Health Care (Drugs/Major Pharmaceuticals) -- 3.6%
     Merck & Co., Inc.                                                                78      5,977
     Schering-Plough Corporation                                                      80      4,040
                                                                                           --------
                                                                                             10,017
                                                                                           --------
     Health Care (Managed Care) -- 10.0%
     Aetna Inc.                                                                       96      6,175
     Foundation Health Systems, Inc.                                                 650      8,450/A/
     UnitedHealth Group Incorporated                                                 160     13,720
                                                                                           --------
                                                                                             28,345
                                                                                           --------
   Technology -- 23.4%

     Computers (Hardware) -- 9.6%
     Dell Computer Corporation                                                        30      1,479/A/
     Gateway, Inc.                                                                   200     11,350/A/
     Hewlett-Packard Company                                                          28      3,497
     International Business Machines Corporation                                     100     10,956
                                                                                           --------
                                                                                             27,282
                                                                                           --------
     Computers (Software/Services) -- 6.8%
     America Online, Inc.                                                            204     10,761/A/
     Microsoft Corporation                                                            70      5,600/A/
     Unisys Corporation                                                              202      2,949/A/
                                                                                           --------
                                                                                             19,310
                                                                                           --------
     Electrical Equipment -- 2.1%
     Koninklijke (Royal) Philips Electronics N.V.                                    125      5,938
                                                                                           --------
     Electronics (Semiconductors) -- 2.4%
     Intel Corporation                                                                50      6,684
                                                                                           --------
     Photography/Imaging -- 2.5%
     Eastman Kodak Company                                                           120      7,140
                                                                                           --------

   Legg Mason Investors Trust, Inc.

   American Leading Companies Trust -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Transportation -- 1.0%
     Airlines -- 0.4%
     AMR Corporation                                                                  45   $  1,190/A/
                                                                                           --------
     Railroads -- 0.6%
     Burlington Northern Santa Fe Corporation                                         70      1,605
                                                                                           --------
   Total Common Stock and Equity Interests (Identified Cost -- $226,331)                    278,721
   ------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.0%
   Bank of America
     6.82%, dated 6/30/00, to be repurchased at $2,811 on 7/3/00
     (Collateral: $3,135 Freddie Mac mortgage-backed securities,
     6.00%, due 9/1/28, value $2,885)                                            $ 2,809      2,809
   Goldman, Sachs & Company
     6.82%, dated 6/30/00, to be repurchased at $2,811 on 7/3/00
     (Collateral: $2,845 Fannie Mae mortgage-backed securities,
     8.50%, due 10/1/28, value $2,916)                                             2,810      2,810
                                                                                           --------
   Total Repurchase Agreements (Identified Cost -- $5,618)                                    5,619
   ------------------------------------------------------------------------------------------------------------------
   Total Investments -- 100.4% (Identified Cost -- $231,949)                                284,340
   Other Assets Less Liabilities -- (0.4)%                                                   (1,012)
                                                                                           --------

   Net assets -- 100.0%                                                                    $283,328
                                                                                           ========
   Net asset value per share:
     Primary Class                                                                           $18.49
                                                                                             ======
   ------------------------------------------------------------------------------------------------------------------

   /A/Non-income producing.
   N.M.--Not meaningful.

   Portfolio of Investments
   Legg Mason Investors Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

   Balanced Trust


                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 61.6%
   Auto Parts and Equipment -- 0.1%
   Visteon Corporation                                                                 2   $     27/A/
                                                                                           --------
   Automobiles -- 2.0%
   Ford Motor Company                                                                 17        731
                                                                                           --------
   Banking -- 1.2%
   Marshall & Ilsley Corporation                                                      10        415
                                                                                           --------
   Banks (Major Regional) -- 1.9%
   Mellon Financial Corporation                                                       19        692
                                                                                           --------
   Beverages  -- 1.7%
   Anheuser-Busch Companies, Inc.                                                      8        598
                                                                                           --------
   Communications Equipment -- 3.1%
   Lucent Technologies, Inc.                                                           8        474
   Nortel Networks Corporation                                                         9        641
                                                                                           --------
                                                                                              1,115
                                                                                           --------
   Computers (Hardware) -- 3.4%
   Dell Computer Corporation                                                          14        680/A/
   International Business Machines Corporation                                         5        526
                                                                                           --------
                                                                                              1,206
                                                                                           --------
   Computers (Software/Services) -- 2.2%
   Microsoft Corporation                                                              10        800/A/
                                                                                           --------
   Construction and Building Materials -- 1.2%
   Martin Marietta Materials, Inc.                                                    11        425
                                                                                           --------
   Distributors (Food and Health) -- 1.2%
   SYSCO Corporation                                                                  10        421
                                                                                           --------
   Electrical Equipment -- 1.4%
   Emerson Electric Co.                                                                9        519
                                                                                           --------
   Electronics (Semiconductors) -- 1.9%
   Intel Corporation                                                                   5        669
                                                                                           --------
   Entertainment -- 2.5%
   The Walt Disney Company                                                            10        388
   Time Warner, Inc.                                                                   7        494
                                                                                           --------
                                                                                                882
                                                                                           --------

   Legg Mason Investors Trust, Inc.


   Balanced Trust -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Financial (Diversified) -- 7.9%
   Blackrock North American Government
     Income Trust, Inc.                                                               78   $    760
   Chateau Communities, Inc.                                                          20        565
   Citigroup Inc.                                                                     13        783
   Fannie Mae                                                                         14        731
                                                                                           --------
                                                                                              2,839
                                                                                           --------
   Health Care (Diversified) -- 4.2%
   Abbott Laboratories                                                                20        869
   Johnson & Johnson                                                                   6        652
                                                                                           --------
                                                                                              1,521
                                                                                           --------
   Health Care (Drugs/Major Pharmaceuticals) -- 1.9%
   Merck & Co., Inc.                                                                   9        690
                                                                                           --------
   Health Care (Medical Products and Supplies) -- 1.2%
   Guidant Corporation                                                                 9        421/A/
                                                                                           --------
   Machinery (Diversified) -- 1.4%
   Dover Corporation                                                                  12        487
                                                                                           --------
   Manufacturing (Diversified) -- 1.7%
   Tyco International Ltd.                                                            13        616
                                                                                           --------
   Oil and Gas (Exploration and Production) -- 2.7%
   BP Amoco Plc                                                                        9        529
   Texaco Inc.                                                                         8        426
                                                                                           --------
                                                                                                955
                                                                                           --------
   Oil and Gas (Refining and Marketing) -- 1.4%
   Total Fina Elf SA                                                                   7        499
                                                                                           --------
   Railroads -- 3.4%
   Kansas City Southern Industries, Inc.                                               8        683
   Union Pacific Corporation                                                          14        521
                                                                                           --------
                                                                                              1,204
                                                                                           --------
   Restaurants -- 1.6%
   McDonald's Corporation                                                             18        576
                                                                                           --------
   Retail (Building Supplies) -- 1.2%
   The Home Depot, Inc.                                                                9        450
                                                                                           --------
   Retail (Drug Stores) -- 1.4%
   CVS Corporation                                                                    13        520
                                                                                           --------

                                                    Rate          Maturity Date  Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Savings and Loan Companies -- 2.1%
   Charter One Financial, Inc.                                                        33   $    759
                                                                                           --------
   Services -- 1.2%
   Cintas Corporation                                                                 12        440
                                                                                           --------
   Telecommunications (Long Distance) -- 1.3%
   AT&T Corporation                                                                   15        474
                                                                                           --------
   Telephone -- 3.2%
   Broadwing Inc.                                                                     20        519/A/
   WorldCom, Inc.                                                                     14        642/A/
                                                                                           --------
                                                                                              1,161
                                                                                           --------
   Total Common Stocks and Equity Interests (Identified Cost -- $19,204)                     22,112
   ------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 13.8%

   Banking and Finance -- 5.7%
   Associates Corporation of North America          5.500%          2/15/02      $   400        389
   General Electric Capital Corporation             6.290%         12/15/07        1,000        987
   Merrill Lynch & Co., Inc.                        6.000%         11/15/04          700        662
                                                                                           --------
                                                                                              2,038
                                                                                           --------
   Hotels and Restaurants -- 1.3%
   Hilton Hotels Corp.                              5.000%          5/15/06          600        475
                                                                                           --------
   Media -- 1.9%
   Tribune Company                                  6.500%          7/30/04          700        669
                                                                                           --------
   Retail (Food Chains) -- 2.1%
   Safeway Inc.                                     5.750%         11/15/00          770        767
                                                                                           --------
   Transportation -- 1.5%
   Union Pacific Corporation                        5.780%         10/15/01          550        537
                                                                                           --------
   Waste Management -- 1.3%
   Waste Management Inc.                            4.000%           2/1/02          500        464
                                                                                           --------
   Total Corporate Bonds and Notes (Identified Cost -- $5,030)                                4,950
   ------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 11.5%

   Fixed-Rate Securities -- 9.9%
   Fannie Mae                                       6.770%           9/1/05          375        370
   Federal Farm Credit Bank                         5.520%          2/25/02          775        757
   United States Treasury Notes                     6.625%          3/31/02          150        150
   United States Treasury Notes                     6.500%     5/31/02 - 10/15/06  1,780      1,796
   United States Treasury Notes                     6.000%          8/15/09          500        496
                                                                                           --------
                                                                                              3,569
                                                                                           --------

   Legg Mason Investors Trust, Inc.


   Balanced Trust -- Continued

                                                    Rate          Maturity Date  Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Stripped Securities -- 1.6%
   United States Treasury STRIPS/B/                 0.000%     8/15/05 - 5/15/06  $  800   $    572
                                                                                           --------
   Total U.S. Government and Agency Obligations (Identified Cost -- $4,134)                   4,141
   ------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 9.6%
   Fixed-Rate Securities -- 9.6%
   Fannie Mae                                       6.000%          1/1/27           539        497
   Fannie Mae                                       7.125%          2/15/05          375        376
   Fannie Mae                                       7.250%          1/15/10          750        758
   Government National Mortgage Association         6.000%     8/15/28 - 10/15/28  1,076        991
   Government National Mortgage Association         8.000%          2/15/30          797        806
                                                                                           --------
   Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost -- $3,496)        3,428
   ------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.3%
   State Street Corporation
     3.50%, dated 6/30/00, to be repurchased at
     $1,200 on 7/3/00 (Collateral: $1,330 Federal
     Home Loan Bank Note, 5.823%,
     due 5/6/09, value $1,240)                                                     1,200      1,200
                                                                                           --------
   Total Repurchase Agreements (Identified Cost -- $1,200)                                    1,200
   ------------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.8%  (Identified Cost -- $33,064)                                  35,831
   Other Assets Less Liabilities -- 0.2%                                                         55
                                                                                           --------
   Net assets -- 100.0%                                                                    $ 35,886
                                                                                           ========
   Net asset value per share:
     Primary Class                                                                           $12.15
                                                                                             ======
   ------------------------------------------------------------------------------------------------------------------

   /A/Non-income producing.
   /B/STRIPS (Separate Trading of Registered Interest and Principal of
      Securities) - A pre-stripped zero coupon bond that is a direct obligation of the U.S.Treasury.
22

   Portfolio of Investments
   Legg Mason Investors Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

   U.S. Small-Capitalization Value Trust

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.4%

   Basic Materials -- 6.0%
     A. Schulman, Inc.                                                                19   $    230
     Aceto Corporation                                                                 1         10
     Albemarle Corporation                                                             5        105
     American Vanguard Corporation                                                     1          9
     Baltek Corporation                                                                1          4/A/
     Bayou Steel Corporation                                                           9         20/A/
     Carpenter Technology Corporation                                                 17        359
     Ethyl Corporation                                                                89        223
     FiberMark, Inc.                                                                   5         65/A/
     Gentek, Inc.                                                                     16        181
     IMCO Recycling Inc.                                                              13         71
     International Specialty Products Inc.                                            22        125/A/
     NCH Corporation                                                                   2         87
     NL Industries, Inc.                                                              39        593
     Penn Virginia Corporation                                                         6        155
     Quaker Chemical Corporation                                                       7        116
     Quanex Corporation                                                               10        155
     Roanoke Electric Steel Corporation                                                3         41
     Stepan Company                                                                    7        170
     Sylvan, Inc.                                                                      3         27/A/
     The Anderson's Inc.                                                               6         58
     UCAR International, Inc.                                                         14        178/A/
     Universal Forest Products, Inc.                                                   3         41
     W. R. Grace & Co.                                                                 2         24
                                                                                           --------
                                                                                              3,047
                                                                                           --------
   Capital Goods -- 16.6%
     AAR CORP.                                                                         2         18
     Acme Electric Corporation                                                         3         25/A/
     Alltrista Corporation                                                             6        124/A/
     Amcast Industrial Corporation                                                     7         60
     American Biltrite, Inc.                                                           3         32
     Ampco-Pittsburgh Corporation                                                      7         73
     Atchison Casting Corporation                                                      5         31/A/
     AVTEAM, Inc.                                                                      8         13/A/
     Bacou USA, Inc.                                                                   6        122/A/
     Bairnco Corporation                                                               6         41
     Baldwin Technology Company, Inc.                                                 13         28/A/
     Ball Corporation                                                                  9        296
     Ballantyne of Omaha, Inc.                                                         3          5/A/
     Butler International, Inc.                                                        7         58/A/

   Legg Mason Investors Trust, Inc.


   U.S. Small-Capitalization Value Trust -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Capital Goods -- Continued
     Butler Manufacturing Company                                                      5   $     83
     Cascade Corporation                                                               9        104
     Channell Commercial Corporation                                                   4         53/A/
     Chase Industries, Inc.                                                           11        102/A/
     Chemfab Corporation                                                               2         27/A/
     CIRCOR International, Inc.                                                        1         10
     Columbus McKinnon Corporation                                                    10        137
     Comfort Systems USA, Inc.                                                        12         46/A/
     Commercial Metals Company                                                        11        303
     Corrpro Companies, Inc.                                                           5         17/A/
     CPAC, Inc.                                                                        4         28
     Denali Incorporated                                                               3          6/A/
     Detroit Diesel Corporation                                                        9        139
     Encompass Services Corporation                                                   18        104/A/
     Exponent, Inc.                                                                    3         28/A/
     Fansteel Inc.                                                                     5         19/A/
     Farrel Corporation                                                                3          4
     Featherlite Inc.                                                                  4         13/A/
     Foamex International Inc.                                                         1          5/A/
     Friedman Industries, Incorporated                                                 5         17
     Gehl Company                                                                      4         50/A/
     GenCorp Inc.                                                                     14        110
     General Cable Corporation                                                        10         78
     Gradco Systems, Inc.                                                              5          9/A/
     Graham Corporation                                                                1          8/A/
     Graphic Packaging International Corp.                                            21         44/A/
     Griffon Corporation                                                              23        129/A/
     Interface, Inc.                                                                  41        155
     Intermet Corporation                                                             20        137
     International Airline Support Group, Inc.                                         2          4/A/
     Ivex Packaging Corporation                                                        4         48/A/
     Jason Incorporated                                                               11        102/A/
     JLG Industries, Inc.                                                              1         17
     Kaman Corporation                                                                17        176
     Kellstrom Industries, Inc.                                                        8         37/A/
     Ladish Co., Inc.                                                                  9         91/A/
     Lakeland Industries, Inc.                                                         1          6/A/
     Lincoln Electric Holdings, Inc.                                                   4         61
     Lindberg Corporation                                                              4         26
     Lydall, Inc.                                                                      4         46/A/
     M&F Worldwide Corp.                                                              15         82/A/

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Capital Goods -- Continued
     Meadow Valley Corporation                                                         2   $      8/A/
     Met-Pro Corporation                                                               2         20
     Milacron Inc.                                                                    30        432
     Miller Building Systems, Inc.                                                     2         11/A/
     NACCO Industries, Inc.                                                            6        214
     National Service Industries, Inc.                                                12        234
     Northern Technologies International Corporation                                   2         15
     Northwest Pipe Company                                                            4         52/A/
     O.I. Corporation                                                                  2          8/A/
     Omnova Solutions Inc.                                                            13         84
     Park-Ohio Holdings Corp.                                                          7         57/A/
     Penn Engineering & Manufacturing Corp.                                            1         32
     Penn Engineering & Manufacturing Corp. - Class A                                  4        142
     Perini Corporation                                                                4         14/A/
     Pitt-Des Moines, Inc.                                                             2         42
     Pittston Brink's Group                                                            7         96
     Raven Industries, Inc.                                                            4         49
     Regal-Beloit Corporation                                                         13        212
     Riviera Tool Company                                                              1          4/A/
     Rock-Tenn Company                                                                22        188
     Ryerson Tull, Inc.                                                                6         60
     Shiloh Industries, Inc.                                                           4         36/A/
     SIFCO Industries, Inc.                                                            3         20
     Silgan Holdings Inc.                                                             14        137/A/
     Specialty Equipment Companies, Inc.                                               8        222/A/
     SPS Technologies, Inc.                                                            6        234/A
     Standard Automotive Corporation                                                   1          8/A/
     Standex International Corporation                                                 8        130
     Steel Technologies Inc.                                                           8         54
     Summa Industries                                                                  3         34/A/
     Superior TeleCom Inc.                                                            10         95
     Supreme Industries, Inc.                                                          9         40/A/
     TB Wood's Corporation                                                             4         42
     Tech/Ops Sevcon, Inc.                                                             2         18
     Tecumseh Products Company                                                         6        218
     Terex Corporation                                                                 6         79/A/
     The Alpine Group, Inc.                                                            3         20/A/
     The Carbide/Graphite Group, Inc.                                                  6         23/A/
     The Eastern Company                                                               1         18
     The IT Group, Inc.                                                                4         18/A/
     Tower Automotive, Inc.                                                           10        121/A/

   Legg Mason Investors Trust, Inc.


   U.S. Small-Capitalization Value Trust -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Capital Goods -- Continued
     TransTechnology Corporation                                                       4   $     43
     Trinity Industries, Inc.                                                         11        209
     Triumph Group, Inc.                                                               9        248/A/
     URS Corporation                                                                   5         72/A/
     USEC Inc.                                                                         3         13
     Wabtec Corporation                                                               23        238
     Wolverine Tube, Inc.                                                             10        173/A/
     Woodward Governor Company                                                         4        119
     York International Corporation                                                    8        207
                                                                                           --------
                                                                                              8,450
                                                                                           --------
   Consumer Cyclicals -- 32.1%
     A.C. Moore Arts & Crafts, Inc.                                                    5         33/A/
     A.O. Smith Corporation                                                            9        186
     Abercrombie & Fitch Co.                                                          16        193/A/
     Ameron International Corporation                                                  3         93
     Anchor Gaming                                                                     8        393/A/
     Arctic Cat, Inc.                                                                 20        242
     Arvin Industries, Inc.                                                           17        297
     ASI Solutions Incorporated                                                        4         37/A/
     Bandag, Incorporated                                                             13        310
     Bandag, Incorporated - Class A                                                    4         83
     Barnes Group Inc.                                                                 3         54
     Beazer Homes USA, Inc.                                                            6        111/A/
     Bell Industries, Inc.                                                             2          5
     Bell Microproducts Inc.                                                           7        121/A/
     Black Hawk Gaming & Development Company, Inc.                                     3         18/A/
     Boston Acoustics, Inc.                                                            4         41
     Boyd Gaming Corporation                                                          46        256/A/
     Briggs & Stratton Corporation                                                     7        236
     Brookstone, Inc.                                                                  3         24/A/
     Brown Shoe Company, Inc.                                                          6         73
     Building Materials Holding Corporation                                            9         76/A/
     Business Resource Group                                                           1          6/A/
     Cache, Inc.                                                                       2          8/A/
     Cannondale Corporation                                                            2         10/A/
     Carriage Services, Inc.                                                          11         36/A/
     CDI Corp.                                                                        14        287/A/
     Centex Construction Products, Inc.                                                6        132
     Central Garden & Pet Company                                                     21        189/A/
     Champion Enterprises, Inc.                                                       28        138/A/
     Children's Comprehensive Services, Inc.                                           5         16/A/
     Coachmen Industries Inc.                                                         12        136

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Consumer Cyclicals -- Continued
     Cobra Electronics Corporation                                                     3   $     23/A/
     Collins Industries, Inc.                                                          5         24
     Cooper Tire & Rubber Company                                                     23        257
     Cornell Companies, Inc.                                                           3         23/A/
     Craftmade International, Inc.                                                     3         18
     Crossmann Communities, Inc.                                                       3         54/A/
     Cutter & Buck Inc.                                                                3         25/A/
     Cybex International, Inc.                                                      N.M.          1/A/
     D.R. Horton, Inc.                                                                35        468
     Dal-Tile International Inc.                                                      22        181/A/
     Del Webb Corporation                                                             14        214/A/
     Dominion Homes, Inc.                                                              4         23/A/
     Donnelly Corporation                                                              3         35
     Duckwall-ALCO Stores, Inc.                                                        4         29/A/
     Dura Automotive Systems, Inc.                                                    12        132/A/
     Edelbrock Corporation                                                             2         24
     Engle Homes, Inc.                                                                 8         77
     EZCORP, Inc.                                                                      7         13/A/
     Fedders Corporation                                                              20        117
     Federal-Mogul Corporation                                                        10         99
     Finlay Enterprises, Inc.                                                          7         92/A/
     Fleetwood Enterprises, Inc.                                                      22        318
     Friedman's, Inc.                                                                 13         62
     FTI Consulting, Inc.                                                              3         32/A/
     Garan, Incorporated                                                               4         84
     General Employment Enterprises, Inc.                                              4         13
     Genesco Inc.                                                                     19        302/A/
     Gerber Childrenswear, Inc.                                                        1          4/A/
     Goody's Family Clothing, Inc.                                                    25        138/A/
     Hancock Fabrics, Inc.                                                             4         17
     Hartmarx Corporation                                                              4         11/A/
     Haverty Furniture Companies, Inc.                                                 6         54
     Hayes Lemmerz International, Inc.                                                 7         87/A/
     Headway Corporate Resources, Inc.                                                 5         15/A/
     Homebase, Inc.                                                                   23         36/A/
     Hovnanian Enterprises, Inc.                                                      16         96/A/
     J. Baker, Inc.                                                                    4         25
     Jo-Ann Stores, Inc.                                                               6         39/A/
     Johnson Outdoors Inc.                                                             6         40/A/
     Jos. A. Bank Clothiers, Inc.                                                      4         15/A/
     K2 Inc.                                                                          12        103/A/
     Kaufman and Broad Home Corporation                                               14        271

   Legg Mason Investors Trust, Inc.


   U.S. Small-Capitalization Value Trust -- Continued


                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Consumer Cyclicals -- Continued
     Kellwood Company                                                                 20   $    416
     Koss Corporation                                                                  2         37/A/
     Lakes Gaming, Inc.                                                                8         68/A/
     Lennox International Inc.                                                         8        107
     Lodgian, Inc.                                                                    17         42/A/
     M/I Schottenstein Homes, Inc.                                                     6         95
     MarineMax, Inc.                                                                   3         22/A/
     MascoTech, Inc.                                                                  35        377
     Maxwell Shoe Company Inc.                                                         6         59/A/
     Media Arts Group, Inc.                                                            9         36/A/
     Michael Anthony Jewelers, Inc.                                                    2          4/A/
     Monaco Coach Corporation                                                          6         83/A/
     Movie Gallery, Inc.                                                               3         10/A/
     Musicland Stores Corporation                                                     12         86/A/
     Myers Industries, Inc.                                                            6         63
     National Technical Systems, Inc.                                                  6         24
     Nautica Enterprises, Inc.                                                        37        398/A/
     NCI Building Systems, Inc.                                                       13        265/A/
     New England Business Service, Inc.                                                4         65
     Nortek, Inc.                                                                      2         47/A/
     OfficeMax, Inc.                                                                   9         46/A/
     One Price Clothing Stores, Inc.                                                   7         18/A/
     OroAmerica, Inc.                                                                  4         26/A/
     OshKosh B'Gosh, Inc.                                                              1         23
     Owens Corning                                                                     5         50
     Oxford Industries, Inc.                                                           6        110
     Palm Harbor Homes, Inc.                                                          12        167/A/
     Patrick Industries, Inc.                                                          4         22
     Paul Harris Stores, Inc.                                                          1          3/A/
     Perry Ellis International, Inc.                                                   4         30/A/
     Personal Group of America, Inc.                                                  20         58/A/
     Piercing Pagoda, Inc.                                                             3         46/A/
     Pioneer-Standard Electronics, Inc.                                               18        265
     PremiumWear, Inc.                                                                 1         13/A/
     Prime Hospitality Corp.                                                          43        403/A/
     Pulte Corporation                                                                37        794
     Q.E.P. Co., Inc.                                                                  2         17/A/
     R & B, Inc.                                                                       6         16/A/
     RCM Technologies, Inc.                                                            3         23/A/
     RDO Equipment Co.                                                                 8         42/A/
     Refac                                                                             3          9/A/
     Republic Group Incorporated                                                       7         67

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Consumer Cyclicals -- Continued
     Royal Appliance Mfg. Co.                                                          5   $     26/A/
     Rural/Metro Corporation                                                          11         18/A/
     Rush Enterprises, Inc.                                                            2          8/A/
     Russ Berrie and Company, Inc.                                                    14        269
     S&K Famous Brands, Inc.                                                           3         23/A/
     Savoir Technology Group, Inc.                                                     9         61/A/
     Service Corporation International                                                36        115
     Shoe Pavilion, Inc.                                                               5          9/A/
     ShopKo Stores, Inc.                                                               9        138/A/
     Simpson Industries, Inc.                                                         14        102
     Skyline Corporation                                                               7        146
     Sola International Inc.                                                           5         25/A/
     SOS Staffing Services, Inc.                                                      10         29/A/
     Specialty Catalog Corp.                                                           1          3/A/
     Sport-Haley, Inc.                                                                 3         12/A/
     Standard Motor Products, Inc.                                                     9         77
     Standard Pacific Corp.                                                           23        226
     Steinway Musical Instruments, Inc.                                                2         40/A/
     Stewart Enterprises, Inc.                                                        77        272
     Strattec Security Corporation                                                     2         75/A/
     Sturm, Ruger & Company, Inc.                                                      8         71
     Suburban Lodges of America, Inc.                                                 12         67/A/
     Systemax, Inc.                                                                   25         96/A/
     Tandy Brands Accessories, Inc.                                                    3         25/A/
     TBC Corporation                                                                  15         67/A/
     The Bon-Ton Stores, Inc.                                                         12         27/A/
     The Cato Corporation                                                             13        149
     The Dixie Group, Inc.                                                             9         35/A/
     The Dress Barn, Inc.                                                             17        365/A/
     The Elder-Beerman Stores Corp.                                                    5         19/A/
     The First Years Inc.                                                              2         22
     The L. S. Starrett Company                                                        4         74
     The Lamson & Sessions Co.                                                         8        115/A/
     The Ryland Group, Inc.                                                           12        254
     The Warnaco Group, Inc.                                                           5         40
     The York Group, Inc.                                                              6         26/A/
     Thomas Group, Inc.                                                                3         27/A/
     Toll Brothers, Inc.                                                              25        510/A/
     Tractor Supply Company                                                            2         31/A/
     Travis Boats & Motors, Inc.                                                       1          8/A/
     UniFirst Corporation                                                             12         98

   Legg Mason Investors Trust, Inc.


   U.S. Small-Capitalization Value Trust -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Consumer Cyclicals -- Continued
     United Auto Group, Inc.                                                           4   $     33/A/
     Washington Homes, Inc.                                                            5         32/A/
     Westaff, Inc.                                                                    12         52/A/
     WestPoint Stevens Inc.                                                            2         18
     Whitehall Jewellers, Inc.                                                         5         95/A/
     Winnebago Industries, Inc.                                                        7         97
     Wolohan Lumber Co.                                                                3         33
     World Fuel Services Corporation                                                   9         73
                                                                                           --------
                                                                                             16,316
                                                                                           --------
   Consumer Staples -- 9.9%
     Ark Restaurants Corp.                                                             3         20/A/
     Barnett Inc.                                                                     12        125/A/
     BCT International, Inc.                                                           3          4/A/
     Burns International Services Corporation                                          4         50
     Cadmus Communications Corporation                                                 5         46/A/
     Cagle's, Inc.                                                                     4         27
     Catalina Lighting, Inc.                                                           3         13/A/
     Chromcraft Revington, Inc.                                                        8         93/A/
     CKE Restaurants, Inc.                                                            39        115
     Consolidated Graphics, Inc.                                                       3         29/A/
     Courier Corporation                                                               2         43
     Dave & Busters, Inc.                                                              9         56/A/
     Decorator Industries, Inc.                                                        2         10
     Department 56, Inc.                                                              12        135/A/
     Ellett Brothers, Inc.                                                             5         19
     ELXSI Corporation                                                                 3         28/A/
     Ennis Business Forms, Inc.                                                       12         98
     Flexsteel Industries, Inc.                                                        4         50
     French Fragrances, Inc.                                                          10         85/A/
     Furniture Brands International, Inc.                                             15        231/A/
     Hawkins Chemical, Inc.                                                            3         24
     Herbalife International, Inc.                                                    17        147
     Home Products International, Inc.                                                 6         21/A/
     Hughes Supply, Inc.                                                              17        336
     International Multifoods Corporation                                              4         66
     JLK Direct Distribution Inc.                                                     17         86/A/
     La-Z-Boy Incorporated                                                             4         50
     Landry's Seafood Restaurants, Inc.                                               22        186/A/
     Lawson Products, Inc.                                                             6        143
     Luby's, Inc.                                                                     16        127
     Mail-Well, Inc.                                                                  17        144/A/

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Consumer Staples -- Continued
     Marsh Supermarkets, Inc.                                                          3   $     52
     Metals USA, Inc.                                                                 29        134
     Michael Foods, Inc.                                                               9        208
     Mikasa, Inc.                                                                      8         84
     Nash-Finch Company                                                                5         43
     Nature's Sunshine Products, Inc.                                                 13         94
     NPC International, Inc.                                                           5         41/A/
     Oneida Ltd.                                                                       5         87
     Pilgrim's Pride Corporation                                                       9         63
     Pilgrim's Pride Corporation - Class A                                             4         21
     PrimeSource Corporation                                                           4         18
     R.H. Phillips, Inc.                                                               4         10/A/
     Rainforest Cafe, Inc.                                                            19         55/A/
     Ryan's Family Steak Houses, Inc.                                                 30        249/A/
     Sanderson Farms, Inc.                                                             3         26
     Scheid Vineyards Inc.                                                             2          5
     Schlotzsky's, Inc.                                                                5         29/A/
     Schweitzer-Mauduit International, Inc.                                           12        149
     Sizzler International, Inc.                                                      19         50/A/
     Standard Commercial Corporation                                                   9         40
     Star Buffet, Inc.                                                                 2          7/A/
     Suprema Specialties, Inc.                                                         1         11/A/
     The Rowe Companies                                                               10         39
     The Standard Register Company                                                    16        221
     Todhunter International, Inc.                                                     2         16/A/
     Universal Corporation                                                            25        522
     USANA, Inc.                                                                       3          9/A/
     Wallace Computer Services, Inc.                                                   8         82
     WLR Foods, Inc.                                                                  12         57/A/
                                                                                           --------
                                                                                              5,029
                                                                                           --------
   Energy -- 0.5%
     Adams Resources & Energy                                                          3         36
     Friede Goldman International Inc.                                                11        102/A/
     Holly Corporation                                                                 6         74
     Mercury Air Group, Inc.                                                           6         27/A/
     Petroleum Development Corporation                                                 5         26/A/
                                                                                           --------
                                                                                                265
                                                                                           --------

   Legg Mason Investors Trust, Inc.


   U.S. Small-Capitalization Value Trust -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Financials -- 17.1%
     Advanta Corp.                                                                    18   $    216
     Alliance Bancorp of New England, Inc.                                             1          7
     AMERCO                                                                           10        202/A/
     American Business Financial Services, Inc.                                        1         11
     AmerUs Life Holdings, Inc.                                                       22        454
     Amplicon, Inc.                                                                    6         59
     AMREP Corporation                                                                 3         17/A/
     Atlantic American Corporation                                                     1          4/A/
     Avis Group Holdings, Inc.                                                        22        411/A/
     Bancinsurance Corporation                                                         2         10/A/
     Bank United Corp.                                                                 2         63
     BankAtlantic Bancorp, Inc.                                                       30        112
     Bay View Capital Corporation                                                     13        131
     Bluegreen Corporation                                                            17         48/A/
     BSB Bancorp, Inc.                                                                 7        136
     BYL Bancorp                                                                       2         16
     Camco Financial Corporation                                                       1         13
     Capital Crossing Bank                                                             2         18/A/
     Community Bank System, Inc.                                                       2         44
     Corrus Bankshares, Inc.                                                          11        291
     Credit Acceptance Corporation                                                    10         58/A/
     Delphi Financial Group, Inc.                                                     14        485/A/
     Delta Financial Corporation                                                      11         17/A/
     DeWolfe Companies, Inc.                                                           2         16/A/
     Dime Community Bancshares                                                         3         42
     Dollar Thrifty Automotive Group, Inc.                                             8        138/A/
     Donegal Group Inc.                                                                6         36
     Downey Financial Corp.                                                           12        336
     Electro Rent Corporation                                                          6         73/A/
     Enhance Financial Services Group, Inc.                                           29        423
     First Citizens Bancshares Inc.                                                    6        357
     First Essex Bancorp, Inc.                                                         2         35
     First Republic Bank                                                               3         62/A/
     FirstFed Financial Corp.                                                         15        209/A/
     Flagstar Bancorp, Inc.                                                            9         76
     FPIC Insurance Group, Inc.                                                        3         45/A/
     GA Financial, Inc.                                                                4         43
     GBC Bancorp                                                                       2         59
     Hamilton Bancorp Inc.                                                             8        131/A/
     Harleysville Group Inc.                                                          10        166
     Hawthorne Financial Corporation                                                   4         28/A/
     Healthcare Recoveries, Inc.                                                       7         25/A/
     IBERIABANK Corporation                                                            5         72

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Financials --  Continued
     Industrial Bancorp, Inc.                                                          1   $     15
     Interpool, Inc.                                                                  20        190
     Interstate National Dealer Services, Inc.                                         3         17/A/
     ITLA Capital Corporation                                                          5         71/A/
     Jefferies Group, Inc.                                                             6        125
     Kaye Group Inc.                                                                   4         26
     LandAmerica Financial Group, Inc.                                                 9        213
     MAF Bancorp, Inc.                                                                 5         89
     Matrix Bancorp, Inc.                                                              2         10/A/
     McGrath Rentcorp                                                                  8        127
     Merchants Bancshares, Inc.                                                        3         55
     Merchants Group, Inc.                                                             1         17
     MetroWest Bank                                                                    4         23
     National City Bancorporation                                                      7         96/A/
     National Equipment Services, Inc.                                                 5         29/A/
     National Western Life Insurance Company                                           3        187/A/
     Onyx Acceptance Corporation                                                       2          9/A/
     Pacific Crest Capital, Inc.                                                       2         26
     Parkvale Financial Corporation                                                    5         81
     Penn Treaty American Corporation                                                  6         97/A/
     PFF Bancorp, Inc.                                                                 3         51
     Philadelphia Consolidated Holding Corp.                                           3         44/A/
     Professionals Group, Inc.                                                         4        108/A/
     Raymond James Financial, Inc.                                                     3         61
     Republic Security Financial Corporation                                           5         24
     Rollins Truck Leasing Corp.                                                      16        112
     Selective Insurance Group, Inc.                                                   1         17
     Silverleaf Resorts, Inc.                                                          3          8/A/
     Standard Management Corporation                                                   5         17/A/
     State Auto Financial Corporation                                                  3         36
     Sterling Financial Corporation                                                    6         70/A/
     Stewart Information Services Corporation                                         10        139/A/
     TFC Enterprises, Inc.                                                            10         19/A/
     The Commerce Group, Inc.                                                         26        770
     The Midland Company                                                               3         83
     Three Rivers Bancorp, Inc.                                                        5         33
     Trammell Crow Company                                                            21        227/A/
     Unico American Corporation                                                        4         25
     Union Acceptance Corporation                                                      1          5/A/
     USBANCORP, Inc.                                                                  10         36
     World Acceptance Corporation                                                     14         74/A/
     WSFS Financial Corporation                                                        1          8
                                                                                           --------
                                                                                              8,665
                                                                                           --------

   Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Health Care -- 2.3%
     Air Methods Corporation                                                           3   $      8/A/
     American Physicians Service Group, Inc.                                           2          6/A/
     AmeriPath, Inc.                                                                  16        140/A/
     Beverly Enterprises, Inc.                                                        80        225/A/
     Capital Senior Living Corporation                                                14         40/A/
     Castle Dental Centers, Inc.                                                       5          9/A/
     Coast Dental Services, Inc.                                                       5          8/A/
     Curative Health Services, Inc.                                                    7         41/A/
     DVI, Inc.                                                                         3         50/A/
     Healthcare Services Group, Inc.                                                   8         34/A/
     Hi-Tech Pharmacal Co., Inc.                                                       2         10/A/
     Horizon Health Corporation                                                        4         24/A/
     Lifemark Corporation                                                              2         10/A/
     Magellan Health Services, Inc.                                                    7          8/A/
     Mesa Laboratories, Inc.                                                           2          9/A/
     Minntech Corporation                                                              2         14
     Monarch Dental Corporation                                                        7         23/A/
     Moore Medical Corporation                                                         2         13/A/
     Niagara Corporation                                                               5         22/A/
     Ocular Sciences, Inc.                                                             5         60/A/
     OrthAlliance, Inc.                                                                5         29/A/
     Pediatrix Medical Group, Inc.                                                    11        123/A/
     ProMedCo Management Company                                                      16         17/A/
     Radiologix, Inc.                                                                 15         54/A/
     Raytel Medical Corporation                                                        6         10/A/
     Serologicals Corporation                                                         15         74/A/
     Sierra Health Services, Inc.                                                     20         64/A/
     Superior Uniform Group Inc.                                                       1         11
     Utah Medical Products, Inc.                                                       3         22/A/
                                                                                           --------
                                                                                              1,158
                                                                                           --------
   Technology -- 4.0%
     Alliant Techsystems Inc.                                                          5        317/A/
     Applied Signal Technology, Inc.                                                   6         67
     Avant! Corporation                                                               24        453/A/
     Blonder Tongue Laboratories, Inc.                                                 3         20/A/
     Comdial Corporation                                                               5         22/A/
     Del Global Technologies Corp.                                                     5         52/A/
     EDO Corporation                                                                   4         26
     Esterline Technologies Corporation                                                4         54/A/
     Gerber Scientific, Inc.                                                           7         78
     GTECH Holdings Corporation                                                       25        576/A/

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Technology --  Continued
     Herley Industries, Inc.                                                           3   $     53/A/
     Hurco Companies, Inc.                                                             4         17/A/
     K-Tron International, Inc.                                                        2         33/A/
     NeoMagic Corporation                                                             20         59/A/
     Paravant Inc.                                                                     1          4/A/
     Printronix, Inc.                                                                  4         53/A/
     PSC Inc.                                                                          9         72/A/
     ScanSoft, Inc.                                                                    3          7/A/
     Software Spectrum, Inc.                                                           3         49/A/
                                                                                           --------
                                                                                              2,012
                                                                                           --------
   Transportation -- 6.0%
     Alaska Air Group, Inc.                                                            6        155/A/
     America West Holdings Corporation                                                32        548/A/
     Amtran, Inc.                                                                      2         21/A/
     Arkansas Best Corporation                                                        14        141/A/
     Arnold Industries, Inc.                                                          19        224
     Boyd Bros. Transportation Inc.                                                    2          9/A/
     CD&L, Inc.                                                                        5          7/A/
     Consolidated Freightways Corporation                                              4         16/A/
     Covenant Transport, Inc.                                                         11         90/A/
     Dynamex Inc.                                                                      2          4/A/
     Genesee & Wyoming Inc.                                                            3         49/A/
     Hawaiian Airlines, Inc.                                                          28         73/A/
     Midway Airlines Corporation                                                       6         30/A/
     Oglebay Norton Company                                                            3         84
     Old Dominion Freight Line, Inc.                                                   5         51/A/
     P.A.M. Transportation Services, Inc.                                              6         59/A/
     RailWorks Corporation                                                             3         24/A/
     Roadway Express, Inc.                                                            15        349
     Smithway Motor Xpress Corp.                                                       3          5/A/
     The Greenbrier Companies, Inc.                                                   11         78
     Transport Corporation of America, Inc.                                            5         31/A/
     U.S. Xpress Enterprises, Inc.                                                    11         89/A/
     USA Truck, Inc.                                                                   6         37/A/
     USFreightways Corporation                                                         5        133
     Wisconsin Central Transportation Corporation                                     33        426/A/
     Yellow Corporation                                                               20        294/A/
                                                                                           --------
                                                                                              3,027
                                                                                           --------

   Legg Mason Investors Trust, Inc.


   U.S. Small-Capitalization Value Trust -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Utilities -- 1.9%
     Bangor Hydro-Electric Company                                                     5   $    106
     EnergySouth, Inc.                                                                 3         51
     Maine Public Service Company                                                      1         24
     Public Service Company of New Mexico                                             32        492
     RGS Energy Group, Inc.                                                           12        276
                                                                                           --------
                                                                                                949
                                                                                           --------
   Total Common Stock and Equity Interests (Identified Cost -- $62,015)                      48,918
   ------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.4%
   Goldman, Sachs & Company
     6.82%, dated 6/30/00, to be repurchased at $1,742
     on 7/3/00 (Collateral: $1,764 Fannie Mae mortgage-backed
     securities, 8.50%, due 10/1/28, value $1,807)                                $1,741      1,741
                                                                                           --------
   Total Repurchase Agreements (Identified Cost -- $1,741)                                    1,741
   ------------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.8% (Identified Cost -- $63,756)                                 $ 50,659
   Other Assets Less Liabilities -- 0.2%                                                         88
                                                                                           --------

   Net assets -- 100.0%                                                                    $ 50,747
                                                                                           ========
   Net asset value per share:
     Primary Class                                                                            $7.25
                                                                                              =====
     Navigator Class                                                                          $7.41
                                                                                              =====
   ------------------------------------------------------------------------------------------------------------------

   /A/Non-income producing.
   N.M. -- Not meaningful.

   Portfolio of Investments
   Legg Mason Investors Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

   Financial Services Fund

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.7%

   Capital Goods -- 0.8%
     Electrical Equipment -- 0.8%
     Solectron Corporation                                                             8   $    335/A/
                                                                                           --------
   Consumer Cyclicals -- 4.9%
     Retail (Building Supplies) -- 1.0%
     The Home Depot, Inc.                                                              8        400
                                                                                           --------
     Retail (Department Stores) -- 1.4%
     Kohl's Corporation                                                               10        556/A/
                                                                                           --------

     Retail (General Merchandise) -- 1.6%
     Target Corporation                                                                5        290
     Wal-Mart Stores, Inc.                                                             6        346
                                                                                           --------
                                                                                                636
                                                                                           --------
     Services (Commercial and Consumer) -- 0.9%
     Cintas Corporation                                                               10        367
                                                                                           --------
   Consumer Staples -- 6.6%
     Food -- 2.2%
     Hershey Foods Corporation                                                         8        364
     Riviana Foods, Inc.                                                              13        233
     Wm. Wrigley Jr. Company                                                           4        304
                                                                                           --------
                                                                                                901
                                                                                           --------
     Retail (Drug Stores) -- 2.3%
     CVS Corporation                                                                  10        400
     Walgreen Co.                                                                     17        547
                                                                                           --------
                                                                                                947
                                                                                           --------
     Retail (Food Chains) -- 2.1%
     Safeway Inc.                                                                      9        397/A/
     The Kroger Co.                                                                   20        441/A/
                                                                                           --------
                                                                                                838
                                                                                           --------
   Financials -- 68.9%
     Banking -- 25.0%
     BancWest Corporation                                                             17        275
     Cascade Bancorp                                                                  17        196
     CCB Financial Corporation                                                         7        241
     Centennial Bancorp                                                               36        311/A/
     City National Corporation                                                        15        521
     Colorado Business Bankshares, Inc.                                               16        214
     Commerce Bancshares, Inc.                                                        17        491
     Cullen/Frost Bankers, Inc.                                                       15        395

   Legg Mason Investors Trust, Inc.



   Financial Services Fund -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Financials -- Continued
     Banking -- Continued
     CVB Financial Corp.                                                              20   $    316
     First Security Corporation                                                       30        407
     Greater Bay Bancorp                                                              15        701
     Marshall & Ilsley Corporation                                                    13        539
     Mercantile Bankshares Corporation                                                13        388
     Mid-State Bancshares                                                             20        545
     Mississippi Valley Bancshares, Inc.                                              12        291
     National Bancorp of Alaska, Inc.                                                  9        305
     North Fork Bancorporation, Inc.                                                  33        499
     Pacific Capital Bancorp                                                          15        376
     Pacific Century Financial Corporation                                            30        439
     Seacoast Banking Corporation of Florida                                          10        256
     Southwest Bancorporation of Texas, Inc.                                          20        415/A/
     TCF Financial Corporation                                                        23        591
     Texas Regional Bancshares, Inc.                                                  22        558
     Wilmington Trust Corporation                                                      8        321
     Zions Bancorporation                                                             12        528
                                                                                           --------
                                                                                             10,119
                                                                                           --------
     Banks (Major Regional) -- 17.9%
     BB&T Corporation                                                                 23        549
     Comerica Incorporated                                                            15        673
     Fifth Third Bancorp                                                              12        759
     Firstar Corporation                                                              27        569
     FleetBoston Financial Corporation                                                21        714
     Northern Trust Corporation                                                       10        651
     Old Kent Financial Corporation                                                   17        449
     State Street Corporation                                                          8        848
     SunTrust Banks, Inc.                                                             12        525
     U.S. Bancorp                                                                     15        289
     Wachovia Corporation                                                             10        515
     Wells Fargo Company                                                              18        698
                                                                                           --------
                                                                                              7,239
                                                                                           --------
     Banks (Money Center) -- 0.8%
     Bank of America Corporation                                                       8        344
                                                                                           --------
     Financial (Diversified) -- 3.3%
     Citigroup Inc.                                                                   11        663
     Financial Federal Corporation                                                    10        174/A/
     Morgan Stanley Dean Witter & Co.                                                  6        499
                                                                                           --------
                                                                                              1,336
                                                                                           --------

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Financials -- Continued
     Insurance (Life/Health) -- 5.8%
     American General Corporation                                                      8   $    506
     Jefferson-Pilot Corporation                                                      11        621
     Lincoln National Corporation                                                     14        506
     Protective Life Corporation                                                      16        426
     UnumProvident Corporation                                                        15        301
                                                                                           --------
                                                                                              2,360
                                                                                           --------
     Insurance (Multi-Line) -- 2.2%
     American International Group, Inc.                                                3        353
     StanCorp Financial Group, Inc.                                                   17        546
                                                                                           --------
                                                                                                899
                                                                                           --------
     Insurance (Property/Casualty) -- 1.2%
     Philadelphia Consolidated Holding Corp.                                          30        504/A/
                                                                                           --------
     Investment Banking/Brokerage -- 4.2%
     A.G. Edwards, Inc.                                                               10        390
     AXA Financial, Inc.                                                              14        476
     Merrill Lynch & Co., Inc.                                                         3        345
     Paine Webber Group Inc.                                                          11        500
                                                                                           --------
                                                                                              1,711
                                                                                           --------
     Investment Management -- 5.9%
     Affiliated Managers Group, Inc.                                                  10        455/A/
     Neuberger Berman Incorporated                                                    14        651
     T. Rowe Price Associates, Inc.                                                   15        638
     Waddell & Reed Financial, Inc.                                                   20        656
                                                                                           --------
                                                                                              2,400
                                                                                           --------
     Savings and Loan Companies -- 2.6%
     Harbor Florida Bancshares, Inc.                                                  30        313
     Washington Mutual, Inc.                                                          25        722
                                                                                           --------
                                                                                              1,035
                                                                                           --------
   Health Care -- 7.3%
     Health Care (Diversified) -- 1.1%
     Johnson & Johnson                                                                 4        448
                                                                                           --------
     Health Care (Drugs/Major Pharmaceuticals) -- 4.1%
     Elan Corporation plc                                                              8        363/A/
     Eli Lilly & Company                                                               7        699
     Pfizer Inc.                                                                      13        605
                                                                                           --------
                                                                                              1,667
                                                                                           --------

   Legg Mason Investors Trust, Inc.


   Financial Services Fund -- Continued

                                                                                 Shares/Par   Value
   ------------------------------------------------------------------------------------------------------------------
   Health Care  -- Continued

     Health Care (Medical Products and Supplies) -- 1.7%
     Guidant Corporation                                                               8   $    371/A/
     Medtronic, Inc.                                                                   6        299
                                                                                           --------
                                                                                                670
                                                                                           --------
     Health Care (Specialized Services) -- 0.4%
     Hooper Holmes, Inc.                                                              22        176
                                                                                           --------
   Technology -- 9.2%
     Computers (Hardware) -- 1.6%
     International Business Machines Corporation                                       6        657
                                                                                           --------
     Computers (Software/Services) -- 2.6%
     Jack Henry & Associates, Inc.                                                    15        752
     Synopsys Inc.                                                                     8        277/A/
                                                                                           --------
                                                                                              1,029
                                                                                           --------
     Services (Computer Systems) -- 1.0%
     Computer Sciences Corporation                                                     6        411/A/
                                                                                           --------
     Services (Data Processing) -- 4.0%
     DST Systems, Inc.                                                                 7        495/A/
     Fiserv, Inc.                                                                     14        605/A/
     The BISYS Group, Inc.                                                             9        523/A/
                                                                                           --------
                                                                                              1,623
                                                                                           --------
   Total Common Stock and Equity Interests (Identified Cost -- $39,267)                      39,608
   ------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.3%
   Goldman, Sachs & Company
     6.82%, dated 6/30/00, to be purchased at $936
     on 7/3/00 (Collateral: $948 Fannie Mae mortgage-backed
     securities, 8.50%, due 10/1/28, value $971)                                  $  936        936
                                                                                           --------
   Total Repurchase Agreements (Identified Cost -- $936)                                        936
   ------------------------------------------------------------------------------------------------------------------
   Total Investments -- 100.0% (Identified Cost -- $40,203)                                  40,544
   Other Assets Less Liabilities -- N.M.                                                          5
                                                                                           --------
   Net assets -- 100.0%                                                                    $ 40,549
                                                                                           ========
   Net asset value per share:
     Primary Class                                                                            $9.23
                                                                                              =====
     Net asset value and redemption price per share -- Class A                                $9.35
                                                                                              =====
     Maximum offering price per share -- Class A                                              $9.82
                                                                                              =====
   ------------------------------------------------------------------------------------------------------------------


   /A/Non-income producing.
   N.M. - Not meaningful.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

 [LEGG MASON FUNDS LOGO]
The Art of Investing/SM/

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

Equity Funds:                           Specialty Funds:
Value Trust, Inc.                       Market Neutral Trust
Special Investment Trust, Inc.          Balanced Trust
Total Return Trust, Inc.                Financial Services Fund
American Leading Companies              Opportunity Trust
 Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
 Value Trust

Global Funds:                           Taxable Bond Funds:
Global Income Trust                     U.S. Government Intermediate-Term
Europe Fund                              Portfolio
International Equity Trust              Investment Grade Income Portfolio
Emerging Markets Trust                  High Yield Portfolio

Tax-Free Bond Funds:                    Money Market Funds:
Tax-Free Intermediate-Term              U.S. Government Money Market
 Income Trust                            Portfolio
Maryland Tax-Free Income Trust          Cash Reserve Trust
Pennsylvania Tax-Free Income Trust      Tax Exempt Trust, Inc.

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.